Execution Version
Exhibit 10.1
AMENDMENT NO. 3
This Amendment No. 3, dated as of July 29, 2022 (this “Amendment”), is entered into by and among The Hillman Companies, Inc., a Delaware corporation (as successor in merger to Hillman Investment Company) (“Holdings”), The Hillman Group, Inc., a Delaware corporation (the “US Borrower”), The Hillman Group Canada ULC, a British Columbia unlimited liability company (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers” and each, a “Borrower”), the Subsidiary Guarantors, the Lenders listed on the signature pages hereto and Barclays Bank PLC, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Amended and Restated Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, Holdings, the Borrowers, the lenders from time to time party thereto (each, an “Existing Revolving Lender” and, collectively, the “Existing Revolving Lenders”), the Administrative Agent and the other parties named therein are party to that certain Credit Agreement, dated as of May 31, 2018 (as amended by that certain Amendment No. 1, dated as of November 15, 2019, that certain Amendment No. 2, dated as of July 14, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Amendment No. 3 Effective Date (as defined below), the “Existing Credit Agreement”);
WHEREAS, Holdings, the Borrowers, the other Loan Parties hereto, the Administrative Agent and the Lenders party hereto have agreed to amend and restate the Existing Credit Agreement as set forth in Section 1 of this Amendment (the Existing Credit Agreement as amended and restated hereby, the “Amended and Restated Credit Agreement”);
WHEREAS, each Loan Party (a) expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and by its signature hereto agrees to the terms hereof and (b) agrees to reaffirm its obligations pursuant to the Amended and Restated Credit Agreement, the Security Documents and the other Loan Documents to which it is a party; WHEREAS, subject to the terms and conditions contained in this Amendment, each Lender that executes and delivers a signature page to this Amendment shall, by the fact of such execution and delivery, be deemed to have (i) consented to the terms of this Amendment and the Amended and Restated Credit Agreement, (ii) in the case of any Existing Revolving Lender holding Revolving Loans under the Existing Credit Agreement immediately prior to the Amendment No. 3 Effective Date (the “Existing Revolving Loans”) and/or Commitments under the Existing Credit Agreement immediately prior to the Amendment No. 3 Effective Date (the “Existing Commitments”), agreed to sell the entire aggregate principal amount of its Existing Revolving Loans and Existing Commitments via an assignment (at 100% of par) on the Amendment No. 3 Effective Date pursuant to the Master Assignment and Assumption substantially in the form attached hereto as Annex I (the “Master Assignment”) and (iii) on the Amendment No. 3 Effective Date (or a later date selected by the Administrative Agent its sole discretion), purchased via an assignment (at 100% of par) Revolving Loans and Commitments under the Amended and Restated Credit Agreement in an aggregate principal amount equal to the amount set forth opposite such Lender’s name on Schedule I to this Amendment;
WHEREAS, the Administrative Agent, the Lenders party hereto and the Loan Parties are willing, on the terms and subject to the conditions set forth herein, to consent to the amendment and restatement of the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
Section 1.Amendment and Restatement of the Existing Credit Agreement.
The parties hereto agree that, on the Amendment No. 3 Effective Date:
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(a)the Existing Credit Agreement is hereby amended and restated in its entirety to delete the stricken text (indicated textually in the same manner as the following example: ~~strick~~e~~n t~~e~~xt~~) and to add the double-underlined text (indicated textually in the same manner as the following example: added double-underlined text) as set forth in the pages of the Amended and Restated Credit Agreement attached as Exhibit A hereto;
(b)Exhibits B-1 and D to the Existing Credit Agreement are hereby amended and restated and replaced in their entirety by, respectively, Exhibits B-1 and B-2 hereto;
(c)the Commitment Schedule is hereby amended and restated and replaced in its entirety by Schedule I hereto;
Section 2.Commitments.
Pursuant to the procedures set forth in Section 3 of this Amendment, each Lender executing this Amendment consents and agrees to (1) this Amendment and the Amended and Restated Credit Agreement, (2) in the case of any Existing Revolving Lender, sell the entire aggregate principal amount of its Existing Revolving Loans and Existing Commitments via an assignment (at 100% of par) on the Amendment No. 3 Effective Date pursuant to the Master Assignment and (3) on the Amendment No. 3 Effective Date (or a later date selected by the Administrative Agent its sole discretion), purchase via an assignment (at 100% of par) Revolving Loans and Commitments in an aggregate principal amount equal to the amount set forth opposite such Lender’s name on Schedule I to this Amendment (it being understood and agreed that such Lender’s signature to this Amendment shall be deemed to be such Lender’s written consent to the assignments described in the foregoing clauses (2) and (3)).
Each Lender (i) confirms that it has received a copy of the Amended and Restated Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements that have been delivered (or are required to have been delivered) under Section 5.01(a) or Section 5.01(b), as applicable, of the Existing Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended and Restated Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended and Restated Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended and Restated Credit Agreement are required to be performed by it as a Lender.
Section 3.Master Assignment.
(d)Pursuant to the Master Assignment entered into (or deemed entered into) by each Lender in accordance with Section 2 of this Amendment, each Lender shall sell and assign the principal amount of its Existing Revolving Loans and Existing Commitments as set forth in Schedule I to the Master Assignment (as completed by the Administrative Agent on or prior to the Amendment No. 3 Effective Date) to Barclays Bank PLC, as assignee (in such capacity, the “Replacement Lender”) under the Master Assignment (collectively, the “Inbound Assignments”) and, immediately after giving effect to the Inbound Assignments on the Amendment No. 3 Effective Date, the Replacement Lender shall sell and assign the principal amount of its Existing Revolving Loans and Existing Commitments as set forth in Schedule I to the Master Assignment (as completed by the Administrative Agent on or prior to the Amendment No. 3 Effective Date) to the Lenders, as assignees (collectively, the “Outbound Assignments”). Each Lender and each Issuing Bank’s signature page to this Amendment shall be deemed to be it signature page to the Master Assignment. Each of the US Borrower and the Canadian Borrower’s signature page to this Amendment shall be deemed its signature page to the Master Assignment. At the election of the Administrative Agent (in its sole discretion), the Master Assignment (and Schedule I

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thereto) may be completed and executed as one or more separate agreements, each with a separate Schedule I.
(e)The Lenders hereby irrevocably authorize this Amendment as necessary in order to maintain a single tranche in respect of Revolving Loans or commitments increased or extended pursuant to Section 2.22 of the Existing Credit Agreement and authorize the Administrative Agent and the Lead Borrower to enter into this Amendment.
(f)Each Loan Party and each Lender hereby authorizes the Administrative Agent, in consultation with the Lead Borrower, to determine all amounts, percentages and other information with the Register maintained pursuant to Section 9.05(b)(iv) of the Existing Credit Agreement in addition to any allocations or commitments received by the Administrative Agent from any Lender party hereto. After giving effect to the transactions contemplated by this Amendment, the amounts of the “Revolving Loans” and “Commitments” shall be as set forth in this Amendment and the Amended and Restated Credit Agreement. The Administrative Agent’s determination of such amounts as provided in the immediately preceding sentence and entry thereof in the Register shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrowers under the Amended and Restated Credit Agreement, in each case, absent manifest error. For the avoidance of doubt, the provisions of Article VIII and Section 9.03 of the Amended and Restated Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 3.
Section 4.Conditions Precedent to the Effectiveness of this Amendment.
This Amendment shall become effective as of the date when, and only when, the following conditions precedent have been satisfied (or waived by the Arrangers), subject in all respects to the last paragraph of this Section 4, (such date, the “Amendment No. 3 Effective Date”):
(g)Amendment and Loan Documents. The Administrative Agent (or its counsel) shall have received from the Borrowers, Holdings, and each other Loan Party party thereto, on the Amendment No. 3 Effective Date: (i) a counterpart signed by each such Loan Party (or written evidence reasonably satisfactory to the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method) that such party has signed a counterpart) of (A) this Amendment, and (B)  any Promissory Note requested by a Lender at least three (3) Business Days prior to the Amendment No. 3 Effective Date and (ii) if applicable, a Borrowing Request pursuant to Section 2.03 of the Amended and Restated Credit Agreement.
(h)[reserved].
(i)Legal Opinions. The Administrative Agent (or its counsel) shall have received a favorable customary written opinion of (i) Ropes & Gray LLP, in its capacity as special counsel for the Loan Parties, (ii) Stikeman Elliott LLP and MLT Aikins LLP, as local Canadian counsels for the Loan Parties, and (iii) Thompson Hine LLP, as local Georgia counsel for the Loan Parties, in each case, dated as of the Amendment No. 3 Effective Date, addressed to the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks.
(j)Closing Certificates; Certified Charters; Good Standing Certificates. The Administrative Agent (or its counsel) shall have received (i) a certificate of each Loan Party, dated as of the Amendment No. 3 Effective Date and executed by a secretary, assistant secretary or other Responsible Officer (as the case may be) thereof of each Loan Party, dated as of the Amendment No. 3 Effective Date, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its shareholders, board of directors, board of managers, members or other governing body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party and, in the case of the Borrowers, the borrowings under the Amended and Restated Credit

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Agreement, and that such resolutions or written consents have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party authorized to sign this Amendment and the other Loan Documents to which it is a party on the Amendment No. 3 Effective Date and (C) certify (x) that attached thereto is a true and complete copy of the certificate or articles of incorporation or organization (or memorandum of association or other equivalent thereof) of such Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management, partnership or similar agreement (or, if applicable, certification that no amendment, modification or supplement has been made to such articles of incorporation or organization (or memorandum of association or other equivalent thereof) since the Amendment No. 2 Effective Date), and (y) that such documents or agreements have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) and (ii) a good standing (or equivalent) certificate as of a recent date for such Loan Party from its jurisdiction of organization, to the extent available.
(k)Representations and Warranties. The representations and warranties of the Loan Parties in Section 5 of this Amendment shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date; provided that (A) to the extent that any representation and warranty specifically refers to a given date or period, it is true and correct in all material respects as of such date or for such period and (B) if any such representation is qualified by or subject to a Material Adverse Effect or other “materiality” qualification, such representation is true and correct (after giving effect to any qualification therein) in all respects on such date.
(l)Fees. Prior to or substantially concurrently with the initial availability of the Revolving Loans under the Amended and Restated Credit Agreement, the Administrative Agent shall have received (i) all fees required to be paid by the Borrowers on the Amendment No. 3 Effective Date pursuant to the engagement letter dated as of June 29, 2022 between the US Borrower and Barclays PLC and (ii) all expenses required to be paid by the Borrowers on or before the Amendment No. 3 Effective Date for which invoices have been presented at least three (3) Business Days prior to the Amendment No. 3 Effective Date (including the reasonable fees and expenses of legal counsel), in each case on or before the Amendment No. 3 Effective Date, which amounts may be offset against the proceeds of any Revolving Loans borrowed on the Amendment No. 3 Effective Date.
(m)Solvency. The Administrative Agent (or its counsel) shall have received a certificate dated as of the Amendment No. 3 Effective Date in substantially the form of Exhibit K to the Amended and Restated Credit Agreement from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Lead Borrower certifying as to the matters set forth therein.
(n)No Default. No Default or Event of Default has occurred or is continuing immediately after giving effect to this Amendment and the Revolving Loans and Commitments of each Lender.
(o)USA PATRIOT Act. No later than three (3) Business Days in advance of the Amendment No. 3 Effective Date, the Administrative Agent shall have received all documentation and other information required pursuant to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act with respect to any Loan Party to the extent reasonably requested by any Lender in writing at least ten (10) Business Days in advance of the Amendment No. 3 Effective Date.
(p)Officer’s Certificate. The Administrative Agent (or its counsel) shall have received a certificate signed by a Responsible Officer of the Lead Borrower certifying as to Sections 4(e) and (h) as of the Amendment No. 3 Effective Date.
(q)Beneficial Ownership Certification. If any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, then such Borrower shall have delivered to the

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Administrative Agent a Beneficial Ownership Certification in relation to such Borrower, to the extent reasonably requested by any Lender in writing at least ten (10) Business Days in advance of the Amendment No. 3 Effective Date.
For purposes of determining whether the conditions specified in this Section 4 have been satisfied on the Amendment No. 3 Effective Date, by funding the Revolving Loans under the Amended and Restated Credit Agreement, the Administrative Agent and each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or such Lender, as the case may be.
Section 5.Representations and Warranties.
On and as of the Amendment No. 3 Effective Date, after giving effect to this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:
(r)Each Loan Party has the power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which it is a party. Each Loan Party has taken all necessary corporate action (including obtaining approval of its shareholders, if necessary) to authorize its execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party. This Amendment and the other Loan Documents have been duly executed and delivered by each Loan Party party thereto, and constitutes the legal, valid and binding obligations of such Loan Party, enforceable against it in accordance with its terms, subject to the Legal Reservations. Each Loan Party’s execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party does not (x) violate, the terms of (a) the Term Credit Agreement or any other material Contractual Obligations to which such Loan Party is a party which violation, in the case of this Section 3(a), would reasonably be expected to result in a Material Adverse Effect, (b) any Requirement of Law applicable to such Loan Party, which violation, in the case of this clause (b), would reasonably be expected to have a Material Adverse Effect, or (c) any Organization Document of such Loan Party or (y) result in the imposition of any Lien upon the property of any Loan Party by reason of any of the foregoing.
(s)The representations and warranties contained in Article III of the Amended and Restated Credit Agreement and the other Loan Documents are true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect is true and correct in all respects) on and as of the Amendment No. 3 Effective Date as though made on and as of such date, other than any such representation or warranty which relates to a given date or period, in which case such representations and warranties were true and correct in all material respects as of such date or period.
(t)The execution and delivery of this Amendment and the other Loan Documents by each Loan Party party thereto and the performance by each Loan Party thereof do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect and (ii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which would not be reasonably expected to have a Material Adverse Effect.
Section 6.Conversion to SOFR Borrowings; No Breakage.
Notwithstanding anything set forth in the Existing Credit Agreement or the Amended and Restated Credit Agreement, in lieu of any Borrower delivering a Notice of Borrowing or taking any other action proscribed thereby, the parties hereto agree that, as of the Amendment No. 3 Effective Date, all of the Existing Revolving Loans that are denominated in Dollars and outstanding on the Amendment No. 3 Effective Date immediately prior to giving effect to this Amendment shall be deemed to be Revolving Loans bearing interest based upon Term SOFR with an Interest Period of 1 month (commencing as of the

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Amendment No. 3 Effective Date) until such time as otherwise provided by the Amended and Restated Credit Agreement. Each Lender hereby waives, solely in connection with the conversion from LIBO Rate to Term SOFR with respect to such Existing Revolving Loans on the Amendment No. 3 Effective Date pursuant to this Amendment, the applicability of Section 2.16 of the Existing Credit Agreement.

Section 7.Reference to and Effect on the Loan Documents.
(u)As of the Amendment No. 3 Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Existing Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Amended and Restated Credit Agreement, and this Amendment and the Amended and Restated Credit Agreement shall be read together and construed as a single instrument.
(v)Except as expressly amended and restated on the Amendment No. 3 Effective Date, all of the terms and provisions of the Existing Credit Agreement, the Loan Guaranty and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall not constitute a novation of the Existing Credit Agreement, the Loan Guaranty or any other Loan Document.
(w)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Borrowers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(x)This Amendment shall constitute a Loan Document under the terms of the Amended and Restated Credit Agreement.
(y)The Loan Parties, by their respective signatures below, hereby affirm and confirm their guarantees pursuant to the Loan Guaranty and the pledge of and/or grant of a security interest in their assets which are Collateral to secure the Obligations, all as provided in the Collateral Documents, and acknowledge and agree that such guarantees and such pledge and/or grant shall continue in full force and effect in respect of, and to secure, such Obligations under the Amended and Restated Credit Agreement and the other Loan Documents.
Section 8.Fees and Expenses.
The Borrowers agree to pay all reasonable and documented or invoiced out-of-pocket costs and expenses of the Administrative Agent and the Lenders in connection with this Amendment to the extent required by Section 9.03 of the Amended and Restated Credit Agreement.
Section 9.Counterparts.
This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall be an original, but all of which shall constitute a single contract. This Amendment shall become effective on the Amendment No. 3 Effective Date. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by email as a “.pdf” attachment shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including, without limitation, Assignment and Assumptions, amendments or other modifications, Borrowing Requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based

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recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
Section 10.Governing Law.
(z)THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(aa)The jurisdiction, venue and service of process provisions of Section 9.10 of the Amended and Restated Credit Agreement shall apply to this Amendment mutatis mutandis.
Section 11.Notices.
All communications and notices hereunder shall be given as provided in Section 9.01 of the Amended and Restated Credit Agreement.
Section 12.Waiver of Jury Trial.
The waiver of jury trial provisions of Section 9.11 of the Amended and Restated Credit Agreement shall apply to this Amendment mutatis mutandis.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.
THE HILLMAN COMPANIES, INC.,
as Holdings
By:     /s/ Robert O. Kraft
Name: Robert O. Kraft
Title: Chief Financial Officer and Treasurer
THE HILLMAN GROUP, INC.,
as the US Borrower
By: /s/ Robert O. Kraft
Name: Robert O. Kraft
Title: Chief Financial Officer and Treasurer
THE HILLMAN GROUP CANADA ULC,
as the Canadian Borrower
By: /s/ Robert O. Kraft
Name: Robert O. Kraft
Title: Chief Financial Officer and Treasurer
BIG TIME PRODUCTS, LLC
SUNSUB C INC.,
each as a Subsidiary Guarantor
By: /s/ Robert O. Kraft
Name: Robert O. Kraft
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 3]

BARCLAYS BANK PLC,
as Administrative Agent
By:    /s/ Joseph Jordan
Name: Joseph Jordan
Title: Managing Director

[Signature Page to Amendment No.3]

BANK OF AMERICA, N.A., as a Lender
By:     /s/ Brian Scawinski
Name: Brian Scawinski
Title: Vice President

[Signature Page to Amendment No.3]

BANK OF AMERICA, N.A., acting through its Canada Branch, as a Lender
By:     /s/ Brian Scawinski
Name: Brian Scawinski
Title: Vice President

[Signature Page to Amendment No.3]

FIRST FINANCIAL BANK, as a Lender
By:     /s/ Mike Mendenhall
Name: Mike Mendenhall
Title: Managing Director

[Signature Page to Amendment No.3]

FIFTH THIRD BANK NATIONAL ASSOCIATION, as a Lender
By:     /s/ Paul Vitti
Name: Paul Vitti
Title: Managing Director

[Signature Page to Amendment No.3]

MUFG UNION BANK, N.A., as a Lender
By:     /s/ Thomas Kainamura
Name: Thomas Kainamura
Title: Director

[Signature Page to Amendment No.3]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:     /s/ Paul Smith
Name: Paul Smith
Title: Vice President

[Signature Page to Amendment No.3]

PNC BANK CANADA BRANCH, as a Lender
By:     /s/ Wendy Whitcher
Name: Wendy Whitcher
Title: Sr. Vice President

[Signature Page to Amendment No.3]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:     /s/ Eric Marschke
Name: Eric Marschke
Title: Vice President

[Signature Page to Amendment No.3]

ANNEX I
Master Assignment
SCHEDULE A

INBOUND MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT
FOR THE HILLMAN GROUP, INC. AND THE HILLMAN GROUP CANADA ULC
AMENDMENT NO. 3

This Master Assignment and Assumption Agreement (this “Master Assignment and Assumption”) is dated as of the Effective Date set forth in Section 8 below (the “Effective Date”) and is entered into by and between each Assignor identified in item 1 below (each, an “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). It is understood and agreed that the rights and obligations of each of the Assignors hereunder are several and not joint. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The standard terms and conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Master Assignment and Assumption as if set forth herein in full.

For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee as described below, and the Assignee hereby irrevocably purchases and assumes from the applicable Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date, (i) all of the applicable Assignor’s rights and obligations in its capacity as a Lender or an Issuing Bank under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the principal amount of Commitments and Revolving Loans identified opposite such Lender or Issuing Bank’s name on Schedule I hereto under the caption “Commitments/Revolving Loans held immediately prior to the Effective Date” and/or “Maximum Letters of Credit held immediately prior to the Effective Date”, as applicable, and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the applicable Assignor (in its capacity as a Lender or an Issuing Bank under the Credit Agreement) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to as an “Assigned Interest”). Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Master Assignment and Assumption, without representation or warranty by any Assignor.

By purchasing the Assigned Interest, the Assignee agrees that, for purposes of that certain Amendment No. 3, dated as of July 29, 2022 (the “Third Amendment”), by and among Holdings, certain direct and indirect subsidiaries of Holdings, the Lenders referred to therein, the Administrative Agent and the Issuing Banks, to the Credit Agreement (as defined below), it shall be deemed to have consented and agreed to (1) the Third Amendment and (2) the amendment and restatement of the Credit Agreement (in the form of Exhibit A attached to the Third Amendment).

Annex I-1
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1.	Assignor:	Each person identified on Schedule I hereto
2.	Assignee:	Barclays Bank PLC
3.	Borrower:	The Hillman Group, Inc. and The Hillman Group Canada ULC
4.	Administrative Agent:	Barclays Bank PLC, as the Administrative Agent under the Credit Agreement
5.	Credit Agreement:
The Credit Agreement, dated as of May 31, 2018, by and among THE HILLMAN GROUP, INC., as the US Borrower, THE HILLMAN GROUP CANADA ULC, as the Canadian Borrower, THE HILLMAN COMPANIES, INC., as Holdings, the Lenders and Issuing Banks from time to time party thereto and BARCLAYS BANK PLC, as Administrative Agent and Swingline Lender (as amended by that certain Amendment No. 1, dated as of November 15, 2019, as amended by that certain Amendment No. 2, dated as of July 14, 2021, as further amended by that certain Amendment No. 3, dated as of July 29, 2022 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

6.	Assigned Interests: As indicated on Schedule I hereto.

Effective Date: July 29, 2022

[Remainder of page intentionally left blank]
Annex I-2
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BARCLAYS BANK PLC,
as Assignee

By:_________________________________
Title:

Signature Page to Master Assignment and Assumption Agreement

Annex I-3
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Consented to and Accepted:
BARCLAYS BANK PLC, as
Administrative Agent, Issuing Bank and Swingline Lender

By:_________________________________
Title:

Consented to and Accepted:
THE HILLMAN GROUP, INC.

By:_________________________________
Title:

Consented to and Accepted:
THE HILLMAN GROUP CANADA ULC

By:_________________________________
Title:

US-DOCS\125353084.2
US-DOCS\133443021.9     DRAFT

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1. Assignors. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest transferred by it hereunder, (ii) such Assigned Interest transferred by it hereunder is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption (or, if it fails to so execute and deliver this Master Assignment and Assumption Agreement, it acknowledges that it will be deemed to have done so pursuant to Section 2.19(b) of the Credit Agreement) and to consummate the transactions by it contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings or any of its Restricted Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings or any of its Restricted Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it is an Eligible Assignee and has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender or an Issuing Bank under the Credit Agreement, (ii) it satisfies all the requirements to be an assignee under Section 9.05(b)(i) of the Credit Agreement (subject to such consents as required under Section 9.05(b)(i) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender (as such Credit Agreement or such other Loan Document may be further amended, amended and restated or supplemented from time to time) as a Lender or an Issuing Bank thereunder and, to the extent of the applicable Assigned Interests acquired by it hereunder, shall have the obligations of a Lender or an Issuing Bank thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, ABL Intercreditor Agreement and has received or has been afforded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase such Assigned Interests acquired by it hereunder, independently and without reliance upon the Administrative Agent or any other Lender or Issuing Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase the Assigned Interest, (vi) it has examined the list of Disqualified Institutions and it is not (A) a Disqualified Institution or (B) an Affiliate of a Disqualified Institution [(other than, in the case of this clause (B), a Competitor Debt Fund Affiliate)]1, (vii) attached to the Master Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 2.17 of the Credit Agreement, duly completed and executed by the Assignee and (viii) is not an Affiliated Lender; and (b) agrees that (x) it will, independently and without reliance upon the Administrative Agent, any Assignor or any other Lender or Issuing Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (y) it appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement, the ABL Intercreditor Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (z) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender or an Issuing Bank.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable
1 Insert bracketed language if Assignee is a Competitor Debt Fund Affiliate and not otherwise identified on the list of Disqualified Institutions.
Annex I-4
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Assignors for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Master Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted under the Credit Agreement. This Master Assignment and Assumption may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Master Assignment and Assumption by facsimile or by email as a “.pdf” attachment shall be effective as delivery of a manually executed counterpart of this Master Assignment and Assumption. This Master Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York. The Administrative Agent, acting as a non-fiduciary agent of the US Borrower, shall record this Assignment and Assumption in the Register as of the Effective Date.

Annex I-5
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SCHEDULE I

US Dollar Commitments/Revolving Loans

ASSIGNOR	Commitments held immediately prior to the Effective Date	Revolving Loans held immediately prior to the Effective Date	Commitments held immediately following the Effective Date	Revolving Loans held immediately following the Effective Date
Barclays Bank PLC	$53,600,000	$38,592,000	$200,000,000	$144,000,000
MUFG Union Bank, N.A.	$48,800,000	$35,136,000	$0	$0
PNC Bank, National Association	$48,800,000	$35,136,000	$0	$0
PNC Bank Canada Branch	$0	$0	$0	$0
Bank of America, N.A.	$48,800,000	$35,136,000	$0	$0
Bank of America, N.A., acting through its Canada Branch	$0	$0	$0	$0

Canadian Dollar Commitments/Revolving Loans

ASSIGNOR	Commitments held immediately prior to the Effective Date	Revolving Loans held immediately prior to the Effective Date	Commitments held immediately following the Effective Date	Revolving Loans held immediately following the Effective Date
Barclays Bank PLC	$13,400,000	$0	$50,000,000	$0
MUFG Union Bank, N.A.	$12,200,000	$0	$0	$0
PNC Bank, National Association	$0	$0	$0	$0
PNC Bank Canada Branch	$12,200,000	$0	$0	$0
Bank of America, N.A.	$0	$0	$0	$0
Bank of America, N.A., acting through its Canada Branch	$12,200,000	$0	$0	$0

Annex I-6
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SCHEDULE B

OUTBOUND MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT
FOR THE HILLMAN GROUP, INC. AND THE HILLMAN GROUP CANADA ULC
AMENDMENT NO. 3

This Master Assignment and Assumption Agreement (this “Master Assignment and Assumption”) is dated as of the Effective Date set forth in Section 8 below (the “Effective Date”) and is entered into by and between each Assignor identified in item 1 below (the “Assignor”) and each Assignee identified in item 2 below (each, an “Assignee”). It is understood and agreed that the rights and obligations of each of the Assignee hereunder are several and not joint. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The standard terms and conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Master Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to each Assignee as described below, and each Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date, (i) all of the Assignor’s rights and obligations in its capacity as a Lender or an Issuing Bank under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the principal amount of Commitments and Revolving Loans identified opposite the Lender or Issuing Bank’s name on Schedule I hereto under the caption “Commitments/Revolving Loans held immediately prior to the Effective Date” and/or “Maximum Letters of Credit held immediately prior to the Effective Date”, as applicable, and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the applicable Assignor (in its capacity as a Lender or an Issuing Bank under the Credit Agreement) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to as an “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Master Assignment and Assumption, without representation or warranty by the Assignor.

Annex I-7
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1.	Assignor:	Barclays Bank PLC
2.	Assignee:	Each person identified on Schedule I hereto
3.	Borrower:	The Hillman Group, Inc. and the Hillman Group Canada ULC
4.	Administrative Agent:	Barclays Bank PLC, as the Administrative Agent under the Credit Agreement
5.	Credit Agreement:
The Credit Agreement, dated as of May 31, 2018, by and among THE HILLMAN GROUP, INC., as the US Borrower, THE HILLMAN GROUP CANADA ULC, as the Canadian Borrower, THE HILLMAN COMPANIES, INC., as Holdings, the Lenders and Issuing Banks from time to time party thereto and BARCLAYS BANK PLC, as Administrative Agent and Swingline Lender (as amended by that certain Amendment No. 1, dated as of November 15, 2019, as amended by that certain Amendment No. 2, dated as of July 14, 2021, as further amended by that certain Amendment No. 3, dated as of July 29, 2022 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

6.	Assigned Interests: As indicated on Schedule I hereto.

Effective Date: July 29, 2022

[Remainder of page intentionally left blank]
Annex I-8
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BARCLAYS BANK PLC,
as Assignor

By:_________________________________
Title:

Signature Page to Master Assignment and Assumption Agreement

Annex I-9
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Consented to and Accepted:
BARCLAYS BANK PLC, as
Administrative Agent, Issuing Bank and Swingline Lender

By:_________________________________
Title:

Consented to and Accepted:
THE HILLMAN GROUP, INC.

By:_________________________________
Title:

Consented to and Accepted:
THE HILLMAN GROUP CANADA ULC

By:_________________________________
Title:

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BARCLAYS BANK PLC
as Assignee

By:_________________________________
Title:

MUFG UNION BANK, N.A.
as Assignee

By:_________________________________
Title:

PNC BANK, NATIONAL ASSOCIATION
as Assignee

By:_________________________________
Title:

PNC BANK CANADA BRANCH
as Assignee

By:_________________________________
Title:

BANK OF AMERICA, N.A.
as Assignee

By:_________________________________
Title:

BANK OF AMERICA, N.A., ACTING THROUGH ITS CANADA BRANCH
as Assignee

By:_________________________________
Title:
Signature Page to Master Assignment and Assumption Agreement

Annex I-10
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FIRST FINANCIAL BANK
as Assignee

By:_________________________________
Title:

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as Assignee

By:_________________________________
Title:

U.S. BANK, NATIONAL ASSOCIATION
as Assignee

By:_________________________________
Title:

Annex I-11
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ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1. Assignors. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest transferred by it hereunder, (ii) such Assigned Interest transferred by it hereunder is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption (or, if it fails to so execute and deliver this Master Assignment and Assumption Agreement, it acknowledges that it will be deemed to have done so pursuant to Section 2.19(b) of the Credit Agreement) and to consummate the transactions by it contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings or any of its Restricted Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings or any of its Restricted Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. Each Assignee (a) represents and warrants that (i) it is an Eligible Assignee and has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender or an Issuing Bank under the Credit Agreement, (ii) it satisfies all the requirements to be an assignee under Section 9.05(b)(i) of the Credit Agreement (subject to such consents as required under Section 9.05(b)(i) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender (as such Credit Agreement or such other Loan Document may be further amended, amended and restated or supplemented from time to time) as a Lender or an Issuing Bank thereunder and, to the extent of the applicable Assigned Interests acquired by it hereunder, shall have the obligations of a Lender or an Issuing Bank thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, ABL Intercreditor Agreement and has received or has been afforded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase such Assigned Interests acquired by it hereunder, independently and without reliance upon the Administrative Agent or any other Lender or Issuing Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase the Assigned Interest, (vi) it has examined the list of Disqualified Institutions and it is not (A) a Disqualified Institution or (B) an Affiliate of a Disqualified Institution [(other than, in the case of this clause (B), a Competitor Debt Fund Affiliate)]2, (vii) attached to the Master Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 2.17 of the Credit Agreement, duly completed and executed by the Assignee and (viii) is not an Affiliated Lender; and (b) agrees that (x) it will, independently and without reliance upon the Administrative Agent, any Assignor or any other Lender or Issuing Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (y) it appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement, the ABL Intercreditor Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (z) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender or an Issuing Bank.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable
2 Insert bracketed language if Assignee is a Competitor Debt Fund Affiliate and not otherwise identified on the list of Disqualified Institutions.
Annex 1 - 2

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Assignors for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Master Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted under the Credit Agreement. This Master Assignment and Assumption may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Master Assignment and Assumption by facsimile or by email as a “.pdf” attachment shall be effective as delivery of a manually executed counterpart of this Master Assignment and Assumption. This Master Assignment and Assumption shall be construed in accordance with and governed by, the laws of the State of New York. The Administrative Agent, acting as a non-fiduciary agent of the US Borrower, shall record this Assignment and Assumption in the Register as of the Effective Date.

Annex 1 - 2

US-DOCS\125353084.2
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SCHEDULE I
US Dollar Commitments/Revolving Loans

ASSIGNEE	Commitments held immediately prior to the Effective Date	Revolving Loans held immediately prior to the Effective Date	Commitments held immediately following the Effective Date	Revolving Loans held immediately following the Effective Date
Barclays Bank PLC	$200,000,000	$144,000,000	$59,933,333	$26,555,076.78
MUFG Union Bank, N.A.	$0	$0	$52,866,667	$23,424,000.15
PNC Bank, National Association	$0	$0	$60,666,667	$26,880,000.15
PNC Bank Canada Branch	$0	$0	$0	$0
Bank of America, N.A.	$0	$0	$52,866,667	$23,424,000.15
Bank of America, N.A., acting through its Canada Branch	$0	$0	$0	$0
First Financial Bank	$0	$0	$25,000,000	$11,076,923.08
Fifth Third Bank, National Association	$0	$0	$43,333,333	$19,199,999.85
U.S. Bank, National Association	$0	$0	$30,333,333	$13,439,999.85

Canadian Dollar Commitments/Revolving Loans

Annex 1 - 2

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ASSIGNEE	Commitments held immediately prior to the Effective Date	Revolving Loans held immediately prior to the Effective Date	Commitments held immediately following the Effective Date	Revolving Loans held immediately following the Effective Date
Barclays Bank PLC	$50,000,000	$0	$13,066,667	$0
MUFG Union Bank, N.A.	$0	$0	$8,133,333	$0
PNC Bank, National Association	$0	$0	$0	$0
PNC Bank Canada Branch	$0	$0	$9,333,333	$0
Bank of America, N.A.	$0	$0	$0	$0
Bank of America, N.A., acting through its Canada Branch	$0	$0	$8,133,333	$0
First Financial Bank	$0	$0	$0	$0
Fifth Third Bank, National Association	$0	$0	$6,666,667	$0
U.S. Bank, National Association	$0	$0	$4,666,667	$0
Annex 1 - 2

US-DOCS\125353084.2
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SCHEDULE I
Commitment Schedule

Lender	US Revolving Commitment	Canadian Revolving Commitment	Aggregate Revolving Commitments	Percentage
Barclays Bank PLC	$59,933,333.33	$13,066,666.67	$73,000,000	19.4666660%
Bank of America, N.A.	$52,866,666.67	$0	$61,000,000	16.2666670%
Bank of America, N.A., acting through its Canada Branch	$0	$8,133,333.33
First Financial Bank	$25,000,000.00	$0	$25,000,000	6.6666670%
Fifth Third Bank, National Association	$43,333,333.33	$6,666,666.67	$50,000,000	13.3333330%
MUFG Union Bank, N.A.	$52,866,666.67	$8,133,333.33	$61,000,000	16.2666670%
PNC Bank, National Association	$60,666,666.67	$0	$70,000,000	18.6666670%
PNC Bank Canada Branch	$0	$9,333,333.33
U.S. Bank National Association	$30,333,333.33	$4,666,666.67	$35,000,000	9.3333330%
Total:	$325,000,000	$50,000,000	$375,000,000	100%

Letters of Credit
Schedule I-1
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Issuing Bank	Maximum US Letters of Credit	Maximum Canadian Letters of Credit	Maximum Letters of Credit	Percentage
Barclays Bank PLC	$10,000,000	$5,000,000	$15,000,000	27.273%
Bank of America, N.A.	$5,000,000	$3,750,000	$8,750,000	15.909%
First Financial Bank	$2,000,000	$0	$2,000,000	3.636%
Fifth Third Bank, National Association	$3,000,000	$0	$3,000,000	5.455%
MUFG Union Bank, N.A.	$5,000,000	$3,750,000	$8,750,000	15.909%
PNC Bank, National Association	$12,500,000	$2,500,000	$15,000,000	27.273%
U.S. Bank National Association	$2,500,000	$0	$2,500,000	4.545%
Total	$40,000,000	$15,000,000	$55,000,000	100%
Schedule I-2
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EXHIBIT A
Amended and Restated Credit Agreement
[See Attached]

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EXHIBIT B-1
Exhibit B-1 to Amended and Restated Credit Agreement
[See Attached]

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EXHIBIT B-2
Exhibit D to Amended and Restated Credit Agreement
[See Attached]

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